UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (date of earliest event reported): June 7, 2021
___________

SERVICENOW, INC.
(Exact name of registrant as specified in its charter)

___________

Delaware	001-35580	20-2056195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
2225 Lawson Lane
Santa Clara, California 95054
(Address of Principal Executive Offices)
(408) 501-8550
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	NOW	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

As described in Item 5.07 below, on June 7, 2021, at the 2021 annual meeting of shareholders (the “Annual Meeting”) of ServiceNow, Inc. (the “Company”), the Company’s shareholders approved the ServiceNow, Inc. 2021 Equity Incentive Plan (the “2021 Plan”) and the ServiceNow, Inc. Amended and Restated 2012 Employee Stock Purchase Plan (the “Restated ESPP”). The 2021 Plan replaces the 2012 Equity Incentive Plan. The Restated ESPP extends the term of the 2012 Employee Stock Purchase Plan, removes the automatic increase (“evergreen”) provision and makes certain clarifying revisions. The 2021 Plan and the Restated ESPP had been previously approved, subject to shareholder approval, by the Board of Directors (the “Board”) of the Company.

A summary of the 2021 Plan and the Restated ESPP is set forth in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2021. That summary and the foregoing description of the 2021 Plan and the Restated ESPP do not purport to be complete and are qualified in their entirety by reference to the full text of the 2021 Plan and the Restated ESPP, which are filed to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 below, at the Annual Meeting, the Company’s shareholders approved an amendment (the “Certificate of Amendment”) to the Company’s Restated Certificate of Incorporation, as amended (the “Charter”), to provide that special meetings of shareholders may be called only in accordance with the Company’s restated bylaws (the “Bylaws”). The Certificate of Amendment was previously approved by the Board, subject to approval by the Company’s shareholders, and became effective upon its filing with the Secretary of State of the State of Delaware on June 7, 2021.

Additionally, the Board previously approved a restatement of the Bylaws, which became effective upon the effectiveness of the Certificate of Amendment. The Bylaws consist of changes to allow shareholders of record holding at least 15% of our outstanding common stock for at least one year to call a special meeting of shareholders under certain circumstances.

Copies of the Charter as amended by the Certificate of Amendment (“Amended Charter”) and the Bylaws are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The foregoing descriptions of the Amended Charter and the Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended Charter and the Bylaws.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 7, 2021, the Company held the Annual Meeting. The following proposals were voted upon and the final voting results with respect to each such proposal are set forth below:

1.Election of five directors, Susan L. Bostrom, Jonathan C. Chadwick, Lawrence J. Jackson, Jr., Frederic B. Luddy and Jeffrey A. Miller, each to serve a one-year term, which will expire at the next annual meeting of shareholders, or until such time as his or her respective successors have been duly elected and qualified or his or her respective death, resignation or removal:

Nominees	Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
Susan L. Bostrom	154,509,631	3,406,704	384,642	14,082,491
Jonathan C. Chadwick	156,993,695	921,100	386,182	14,082,491
Lawrence J. Jackson, Jr.	157,382,577	530,921	387,479	14,082,491
Frederic B. Luddy	154,838,735	3,100,921	361,321	14,082,491
Jeffrey A. Miller	152,999,623	4,913,928	387,426	14,082,491

    Based on the votes set forth above, each of the director nominees was duly elected.

2.Non-binding, advisory vote on a resolution to approve the compensation of the Company’s named executive officers:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
136,993,191	14,700,994	6,606,792	14,082,491

Based on the votes set forth above, the shareholders advised that they were in favor of the Company’s named executive officer compensation set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2021.

3.Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021:

Shares For	Shares Against	Shares Abstaining
171,042,777	999,082	341,609

Based on the votes set forth above, the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was duly ratified.

4.Amendment to the Company's Restated Certificate of Incorporation, as amended, to provide shareholders with the right to call a special meeting:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
157,959,638	55,890	285,449	14,082,491

Based on the votes set forth above, the amendment to the Company's Restated Certificate of Incorporation, as amended, to provide shareholders with the right to call a special meeting was approved.

5.Approval of the ServiceNow, Inc. 2021 Equity Incentive Plan to replace the 2012 Equity Incentive Plan:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
144,756,944	12,300,271	1,243,762	14,082,491

Based on the votes set forth above, the ServiceNow, Inc. 2021 Equity Incentive Plan was approved.

6.Approval of the ServiceNow, Inc. Amended and Restated 2012 Employee Stock Purchase Plan:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
156,769,440	297,695	1,233,842	14,082,491

Based on the votes set forth above, the ServiceNow, Inc. Amended and Restated 2012 Employee Stock Purchase Plan was approved.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit		Incorporated by Reference				Filed
Number	Exhibit Description	Form	File No.	Exhibit	Filing Date	Herewith
3.1	Restated Certificate of Incorporation of ServiceNow, Inc., as amended					X
3.2	Restated Bylaws of ServiceNow, Inc.					X
10.1	ServiceNow, Inc. 2021 Equity Incentive Plan	S-8	333-256854	4.5	6/7/2021
10.2	ServiceNow, Inc. Amended and Restated 2012 Employee Stock Purchase Plan					X
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICENOW, INC.

	By:	/s/ Russell S. Elmer
Russell S. Elmer General Counsel

Date: June 9, 2021